U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                December 22, 2005
                                  ------------
                                 Date of Report
                       (Date of Earliest Event Reported)


                         AMERITRANS CAPITAL CORPORATION

             (Exact name of Registrant as specified in its charter)


Delaware                               333-63951                  52-2102424
(State or other jurisdiction     (Commission  File No.)       I.R.S.   Employee
of incorporation or organization)				 I.D. Number)



                          747 Third Avenue, 4th Floor
                            New York, New York 10017
            (Address of principal executive offices)     (Zip Code)



                                 (800) 214-1047
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the  Securities
Act (17 CFR230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under  the Exchange
Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02. Departure of Directors, or Principal Officers; Election of Directors; Appointment of Principal Officers

Ameritrans Capital Corporation (the "Company") issued a press release to the news media announcing the resignation of directors and election of Directors

The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                         AMERITRANS CAPITAL CORPORATION



                       By:
                       Name:  	Gary C. Granoff
                       Title:   President
				Chief Executive Officer
				Chief Financial Officer

Dated: December 22, 2005


Exhibit Index


Exhibit
Number                 Description

99                     Press Release dated December 22, 2005